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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 30, 1997

                             SURGE COMPONENTS, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

     New York                       0-14188                    11-2602030
     --------                       -------                    ----------
(State or Other                   (Commission                (IRS Employer
   Jurisdiction                   File Number)             Identification No.)
of Incorporation)

         1016 Grand Boulevard, Deer Park, New York         11729
--------------------------------------------------------------------------------
         (Address of Principal Executive Offices)        (Zip Code)


                                 (516) 595-1818
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               Registrant's telephone number, including area code



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Item 5.  Other Events.

         On June 30, 1997, the Board of Directors of Surge Components, Inc.(the "Company")unanimously adopted a Shareholder Rights Protection Plan, commonly referred to as a poison pill (the "Plan"). The Plan was adopted in view of the currently low market prices for the Company's securities and in order to assure that the Company's shareholders receive full value for their shares if a take-over occurs. The Board was particularly concerned that a competitor could acquire control of the Company and use the Company's assets for its own competing business purposes rather than those of the Company, although the Company is not aware of any such efforts. The Plan is not intended to prevent a tender offer or proxy contest to take-over the Company, but rather to prevent a party from gaining control in the open market at currently less than fair prices.

         Under the Plan, each shareholder of record on July 10, 1997 (the "Record Date"),except someone who becomes a 20% shareholder, will receive two common share purchase rights (each, a "Right") for each Common Share held on the Record Date. Each Right entitles the holder to purchase one Common Share, at $.01 per share, in the event a person acquires 20% or more of the Company's outstanding shares other than through a tender offer, proxy contest or other exempt transaction, where shareholders enjoy statutory safeguards. Unless a person limits his holdings to less than 20% or is prepared to pay fair value to all shareholders, the Plan will deter someone from acquiring 20% or more of the Common Shares at very low prices. The Board may redeem the Rights prior to an event occurring under the Plan. The Plan will not affect the Company's financial condition nor should it result in a taxable event for the Company or its shareholders.

Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits.

         (a) Financial Statements
                  None

         (b) Pro Forma Financial Information
                  None


                                        2

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         (c) Exhibits

                  4.1 Shareholder Rights Protection Plan





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     SURGE COMPONENTS, INC.



                                                     By:  /s/ Ira Levy
                                                         -----------------------
                                                         Ira Levy, President


Dated: July 17, 1997

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                                 EXHIBIT INDEX


Exhibit No.                     Description
-----------                     -----------

   4.1                          Shareholder Rights Protection Plan